EXHIBIT 10. 4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 17     , 2006 (this “Agreement”), is between BioSource America, Inc., a Texas corporation (the “Company”), and BioSource Fuels, LLC, a Wisconsin limited liability company, (the “Shareholder”).

RECITALS

A.            The Shareholder and the Company have entered into that certain Asset Purchase Agreement, dated as of February 17, 2006 (the “Purchase Agreement”), pursuant to which the Shareholder is receiving a promissory note (the “Note”), which is convertible into shares of the Company’s common stock, par value $      per share (the “Common Stock”).

B.            In connection with the closing of the Purchase Agreement, the Company has agreed to grant the Shareholder certain registration rights as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.             Certain Defined Terms.

(a)           For the purposes of this Agreement:

“Affiliate”, with respect to any specified Person, means any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

“control”, including the terms “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

“Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal, or judicial body (including any grand jury).

“Holder” means the Shareholder, for so long as it holds Registrable Securities, and any direct or indirect transferee of the Shareholder who agrees to become bound by the provisions of this Agreement in accordance with the terms hereof.

“NASD” means the National Association of Securities Dealers, Inc., or any successor entity thereof.

“Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any Governmental Authority, and including any successor (by merger or otherwise) of any of the foregoing.

“Registrable Securities” mean (a) the shares of Common Stock issued to the Shareholder upon conversion of the shares of the Note issued pursuant to the Purchase Agreement and (b) any securities issuable or issued or distributed (or issuable upon the conversion, exchange or exercise of any option, warrant, right or other security that is issued) in respect of any of the Common Stock identified in clause (a) by way of dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. For purposes of this Agreement, any particular Registrable Securities shall cease to be such when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) they shall cease to be outstanding, (iii) they have been resold to the public pursuant to Rule 144 under the Securities Act or (iv) they may be resold to the public pursuant to Rule 144(k) (or any successor provision) without any volume, manner of sale or other restriction, provided that shares of Common Stock shall not be deemed to be Registrable Securities at any time when the entire amount of such shares held directly or indirectly by such Holder constitutes less than 1% of the then outstanding shares of Common Stock and may be distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three month period.

“Registration Expenses” means all expenses incident to the Company’s performance of or compliance with its obligations hereunder including, without limitation, all SEC and any stock exchange registration, listing, filing or NASD fees, all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications), all expenses of the Company in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any underwriting agreements, securities sale agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and selling commissions, selling or placement agent or broker fees and commissions, transfer taxes, if any, applicable to the sale of Registrable Securities and fees and disbursements of any counsel employed by any Holder participating in such registration other than in-house counsel of the Company and outside counsel employed by the Company for purposes of such registration.

“Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

“SEC” means the Securities and Exchange Commission, or any successor thereto.

(b)           The following terms have the meanings set forth it the Sections set forth below:

Definition	Location
Agreement	Preamble
Blackout Period	Section 3
Common Stock	Recitals
Company	Preamble
Indemnified Party	Section 8(c)
Indemnifying Party	Section 8(c)
Participating Piggy-Back Holders	Section 2(b)
Piggy-Back Maximum Number	Section 2(c)
Piggy-Back Registration	Section 2(a)
Purchase Agreement	Recitals
Registration Statement	Section 2(a)
Shareholder	Preamble

2.             Piggy-Back Registration.

(a)           If the Company proposes to file on its behalf and/or on behalf of any holder of its securities (other than a Holder) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the registration of Common Stock), it will give written notice to all Holders at least twenty (20) days before the initial filing thereof with the SEC of such registration statement (a “Registration Statement”), which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of Registrable Securities as such Holders may request (a “Piggy-Back Registration”).

(b)           Each Holder desiring to have Registrable Securities registered under this Section 2 (“Participating Piggy-Back Holders”) shall advise the Company in writing within ten (10) days after the date of receipt of such offer from the Company, setting forth the amount of Registrable Securities for which registration is requested. The Company shall thereupon include in such filing the amount of Registrable Securities for which registration is so requested, subject to paragraph (c) below, and shall use its reasonable efforts to effect registration of such Registrable Securities under the Securities Act.

(c)           If the Piggy-Back Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises in writing that, in its opinion, the amount of Registrable Securities requested to be included in the Piggy-Back Registration in addition to the securities being registered by the Company would be greater than the total number of securities which can be sold in such offering without delaying or jeopardizing the price, timing or distribution thereof (the “Piggy-Back Maximum Number”), then the Company shall include in such Piggy-Back Registration first, the securities the Company proposes to register and second, the securities of all other selling security holders, including the Participating Piggy-Back Holders, in an amount which together with the securities the Company proposes to register, shall not exceed the Piggy-Back Maximum Number, such amount to be allocated among such selling security holders on a pro rata basis (based on the number of securities of the Company held by each such selling security holder).

(d)           Nothing in this Section 2 shall create any liability on the part of the Company to the Holders if the Company in its sole discretion should decide not to file a registration statement proposed to be filed pursuant to this Section or to withdraw such registration statement subsequent to its filing and prior to the later of its effectiveness or the release of the Registrable Securities for public offering by the managing underwriter, in the case of an underwritten public offering, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

3.             Blackout Periods. The Company shall have the right to withdraw or delay the filing of a Registration Statement required pursuant to Section 2 hereof during no more than two (2) periods aggregating not more than 180 days in any twelve-month period (a “Blackout Period”) if the Board of Directors of the Company determines in good faith that (i) required disclosure of information in any related Registration Statement, prospectus or prospectus supplement at such time would have a material adverse effect on the Company’s business, operations or prospects or (ii) a material business transaction that has not yet been publicly disclosed would be required to be disclosed in a Registration Statement, prospectus or prospectus supplement and such disclosure would jeopardize the success of, or be prohibited by the Company’s nondisclosure obligations with respect to, such transaction; provided, however, that the Company shall not be entitled to initiate a Blackout Period unless it shall, to the extent permitted by agreements with other security holders of the Company, concurrently prohibit sales by such other security holders under registration statements covering securities held by such other security holders. The Company shall have no obligation to include in any such notice any reference to or description of the facts based upon which the Company is delivering such notice. If the Company shall so postpone the filing of a Registration Statement, the Holders of Registrable Securities to be registered shall have the right to withdraw the request for registration by giving written notice from the Holders of a majority of the Registrable Securities that were to be registered to the Company within 45 days after receipt of the notice of postponement or, if earlier, the termination of such Blackout Period (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which the Holders of Registrable Securities are entitled pursuant to this Agreement). If such Registration Statement is withdrawn, upon receipt of any notice of a Blackout Period, the Holders shall forthwith discontinue use of the prospectus contained in such Registration Statement and, if so directed by the Company, such Holders shall deliver to the Company all copies, other than permanent file copies, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

4.             Registration Procedures. If the Company is required by the provisions of Section 2 to use its reasonable efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

(a)           prepare and file with the SEC a Registration Statement with respect to such securities and use its reasonable efforts to cause such Registration Statement promptly to become effective, and thereafter prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration effective and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities for a period of time required for the disposition of such Registrable Securities by the Holders thereof but not to exceed 30 days; provided, however, that before filing such registration statement or prospectus or any amendments or supplements thereto (for purposes of this subsection, amendments shall not be deemed to include any filing that the Company is required to make pursuant to the Exchange Act), the Company shall furnish the representatives of the Holders referred to in Section 4(k) and the underwriters, if any, copies of all documents proposed to be filed, which documents will be subject to the reasonable review of such representatives. The Company shall not be deemed to have used its reasonable efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Holders of such Registrable Securities not being able to sell such Registrable Securities during that period, unless such action is required under applicable law;

(b)           furnish to the Holder of any Registrable Securities covered by such Registration Statement, each counsel for such Holders and each managing underwriter, if any, without charge, one conformed copy of such Registration Statement, as declared effective by the SEC, and of each post-effective amendment thereto, in each case including financial statements and schedules and all exhibits and reports incorporated or deemed to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final prospectus and any post-effective amendment or supplement thereto, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities of such Holder covered by such Registration Statement in conformity with the requirements of the Securities Act;

(c)           use its reasonable efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each Holder of such securities shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (c) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless such Holder agrees to do so, and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

(d)           furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2, if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters and (2) ”cold comfort” letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, in each case covering such matters customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered in underwritten offerings as may be reasonably requested by the underwriters;

(e)           enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

(f)            otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, no later than such period of time as may be permitted by the SEC for filing of the applicable report with the SEC, beginning with the first month of the first fiscal quarter after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), which statement shall cover said 12-month period;

(g)           use its reasonable efforts to cause all such Registrable Securities covered by such Registration Statement to be listed on each securities exchange or quotation system on which similar securities issued by the Company are listed or traded;

(h)           give written notice to the Holders:

(i)            when such Registration Statement or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii)           of any request by the SEC for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;

(iii)          of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;

(iv)          of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)           of the happening of any event that requires the Company to make changes in such Registration Statement or the prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);

(i)            use its reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible time or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction in the United States;

(j)            upon the occurrence of any event contemplated by Section 4(h)(v) above, promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 4(h)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus and use their reasonable efforts to return to the Company all copies of such prospectus other than permanent file copies then in such Holder’s possession, and the period of effectiveness of such Registration Statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date Holders shall have received such amended or supplemented prospectus pursuant to this Section 4(j);

(k)           make reasonably available for inspection by a single representative of the Holders, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by such representative or any such underwriter, at the offices where normally kept, during normal business hours, all relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with the registration as shall be necessary, in the opinion of their respective counsel, to conduct a reasonable investigation within the meaning of Section 11(a) of the Securities Act; provided, however, that such representative, underwriter, attorney, accountant or agent shall use their reasonable best efforts to minimize the disruption to the Company’s business and coordinate any such investigation of the books, records and properties of the Company and any discussions with the Company’s officers and accountants so that all such investigations and discussions occur at the same time and; provided, further, that the foregoing shall not require the Company to provide access to (or copies of) any competitively sensitive information relating to the Company or its business and; provided still further, that any information the Company determines, in good faith, to be confidential and which it notifies any such inspector in writing is confidential shall not be disclosed to such inspector unless such inspector signs a confidentiality agreement reasonably satisfactory to the Company, which agreement shall permit the disclosure of such information if either (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in such Registration Statement, any prospectus or amendment or supplement thereto or is otherwise required by law or (ii) the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, however, that (A) any decision regarding the disclosure of information pursuant to subclause (i) shall be made only after consultation with counsel for the applicable inspectors and the Company and (B) with respect to any release of information pursuant to subclause (ii), each person provided access hereunder shall, promptly after learning that disclosure of such records is sought in a court having jurisdiction, give notice to the Company so that the Company, at the Company’s expense, may undertake appropriate action to prevent disclosure of such information; and

(l)            use reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or the underwriters.

5.             Underwriting. If any registration pursuant to Section 2 shall involve an underwritten offering, all Holders proposing to distribute Registrable Securities through such underwritten offering shall enter into an underwriting agreement with the underwriters or underwriters, which agreement shall contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 8(a). Such underwriting agreement shall also contain such representations and warranties by such Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions on the part of selling shareholders, including indemnification and contribution provisions substantially to the effect and to the extent provided in Section 8(b). If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw all of its Registrable Securities by written notice to the Company, the managing underwriter and the other Holders participating in such registration. The securities so withdrawn shall also be withdrawn from registration.

6.             Expenses. The Company shall pay all Registration Expenses with respect to a particular offering (or proposed offering), except that all such expenses in connection with any amendment or supplement to a Registration Statement or prospectus filed more than 30 days after the effective date of such Registration Statement because any Holder has not effected the disposition of such Holder’s  Registrable Securities requested to be registered shall be paid by such Holder.

All other expenses not paid by the Company which are otherwise not attributable to a particular Holder, including all underwriting discounts and selling commissions, selling or placement agent or broker fees and commissions and transfer taxes, if any, applicable to the sale of Registrable Securities, will be the responsibility of and paid for by all of the Holders participating in such registration in proportion to the number of shares included by each under the applicable Registration Statement.

7.             Rule 144 Information. The Company covenants that, beginning 90 days after any Registration Statement covering securities of the Company has become effective, it shall use its reasonable best efforts to ensure that the conditions to the availability of Rule 144 under the Securities

Act set forth in paragraph (c) thereof shall be satisfied. Upon request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8.             Indemnification and Contribution.

(a)           The Company shall indemnify and hold harmless each Holder participating in a registration pursuant to this Agreement and each Person, if any, who controls any such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in the applicable Registration Statement (or any amendment thereto), preliminary prospectus, “issuer free writing prospectus” (as defined by Rule 433(h) of the Securities Act) or prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Holder or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case (i) to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company by or on behalf of any Holder or (ii) to any Holder or controlling person to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission of a material fact contained in a preliminary prospectus that was corrected in a prospectus (as then amended or supplemented, if applicable), if a copy of such prospectus (as then amended or supplemented, if applicable) was not delivered by or on behalf of such Holder to the Person asserting the claim on which such loss, claim, damage, liability or expense is based at or prior to the time of contract of sale of Registrable Securities to such Person in any case where such delivery is required by applicable law, unless the Company shall have failed to deliver copies of such prospectus (as amended or supplemented, if applicable) to or on behalf of such Holder on a timely basis. The Company also agrees to indemnify any underwriter of the Registrable Securities so offered and each person, if any, who controls any such underwriter on substantially the same basis as that of the indemnification by the Company of the Holders pursuant to this Section 8(a).

(b)           Each Holder participating in a registration pursuant to this Agreement severally and not jointly shall indemnify and hold harmless the Company, its directors, officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the applicable Registration Statement (or any amendment thereto), or any preliminary prospectus, free writing prospectus (as defined by Rule 405 of the Securities Act) or prospectus (as amended or supplemented, if applicable) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary, free writing or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with information furnished by or on behalf of such Holder in writing specifically for use therein; and each such Holder shall reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Each Holder participating in a registration pursuant to this Agreement also agrees to indemnify any underwriter of the Registrable Securities so offered and each person, if any, who controls any such underwriter on substantially the same basis as that of the indemnification by such Holder of the Company provided in this Section 8(b). Each such Holder’s obligations to indemnify pursuant to this Section 8(b) shall be several in the proportion that the net proceeds of the offering received by such Holder bear to the total net proceeds of the offering received by all Holders participating therein and not joint, but in any event not to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement.

(c)           Any Person entitled to indemnification hereunder (the “Indemnified Party”) shall give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, that the failure so to notify the Indemnified Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless such failure materially prejudices the Indemnifying Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to the Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same or (ii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such Indemnified Party and the Indemnifying Party by the same counsel would present such counsel with a conflict of interest. After notice from the Indemnifying Party to the Indemnified Party of its election to so assume the defense of such action and approval by the Indemnified Party of counsel appointed to defend such action, the Indemnifying Party shall not be liable to the Indemnified Party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by the Indemnified Party in connection with the defense thereof, unless the Indemnified Party shall have employed separate counsel in accordance with the immediately preceding sentence. It is understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate by substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, which counsel shall be designated by Holders who sold a majority in interest of the Registrable Securities sold by all such Holders in the case of indemnification pursuant to paragraph (a) of this Section 8 or the Company in the case of indemnification pursuant to paragraph (b) of this Section 8, representing all such Indemnified Parties who are parties to such action or action. All fees and expenses for which the Indemnifying Party is obligated to reimburse an Indemnified Party hereunder shall be reimbursed as they are incurred. No Indemnifying Party shall be liable for any settlement entered into without its prior written consent, which consent shall not be unreasonably withheld.

(d)           If the indemnification provided for in this Section 8 from an Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of such Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified

Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with any investigation or proceeding. If the allocation provided in this Section 8(d) is not permitted by applicable law, the parties shall contribute based upon the relevant benefits received by the Company from the initial offering of the Registrable Securities on the one hand and the net proceeds received by the Holders from the sale of the Registrable Securities on the other. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Each such Holder’s obligations to contribute pursuant to this Section 8(d) shall be several in the proportion that the net proceeds of the offering received by such Holder bear to the total net proceeds of the offering received by all Holders participating therein and not joint, but in any event not to exceed the amount by which the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)           Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 8 (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

(f)            The agreements contained in this Section 8 shall survive the transfer of the Registered Securities by any Holder and sale of all the Registrable Securities pursuant to any Registration Statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any underwriter or any controlling person of the foregoing or by or on behalf of the Company, any director or officer thereof, any underwriter or any controlling person of the foregoing.

9.             Certain Additional Limitations on Registration Rights; Lockup.

(a)           Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the Registrable Securities of any Holder (i) if such Holder or any underwriter of such Registrable Securities shall fail to furnish to the Company necessary information in respect of the distribution of such Registrable Securities or (ii) if such registration involves an underwritten offering, such Registrable Securities are not included in such underwritten offering on the same terms and conditions as shall be applicable to the other securities being sold through underwriters in the registration or such Holder fails to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering as required hereby.

(b)           If (i) the Company shall file a registration statement with respect to the Common Stock or similar securities or securities convertible into, or exchangeable or exercisable for, such securities and (ii) the Company (in the case of a nonunderwritten public offering by the Company pursuant to such registration statement) advises the Holders in writing that a public sale or distribution of Registrable Securities would materially adversely affect such offering or the managing underwriter or underwriters (in the case of an underwritten public offering by the Company pursuant to such registration statement) advises the Company in writing (in which case the Company shall notify the Holders) that a public sale or distribution of Registrable Securities would materially adversely affect such offering, then each Holder shall, to the extent not inconsistent with applicable law, refrain from effecting any public sale or distribution of Registrable Securities during the 10 days prior to the effective date of such registration statement and until the earliest of (A) the abandonment of such offering, (B) 180 days from the effective date of such registration statement and (C) if such offering is an underwritten offering, the termination of any “hold back” period obtained by the underwriter or underwriters in such offering from the Company in connection therewith.

10.           No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent in any material respect with the rights granted to the Holders in this Agreement.

11.           Miscellaneous.

(a)           Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

(b)           Amendment and Waiver. (i)               Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and a majority in interest of the Holders or, in the case of a waiver, by the party or parties against whom the waiver is to be effective; provided, however, that waiver by the Holders shall require the consent of a majority in interest of the Holders.

(ii)           No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder.

(c)           Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile or e-mail, upon written confirmation of receipt by facsimile or e-mail or otherwise, (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(i)            if to any Holder, to its last known address appearing on the books of the Company maintained for such purpose.

(ii)           if to the Company, to:

Biosource America, Inc.
The Riviana Building
2777 Allen Parkway, Suite 800
Houston, Texas 77019

with a copy (which shall not constitute notice) to:

Leonard H. Simon
Pendergraft & Simon, L.L.P.
The Riviana Building
2777 Allen Parkway, Suite 800
Houston, Texas 77019

(d)           Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Texas, without regard to the laws of any other jurisdiction that might be applied because of the conflicts of laws principles of the State of Texas.

(e)           Submission to Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party or its successors or assigns may be brought and determined in any Texas State or federal court sitting in Harris County, Texas (or, if such court lacks subject matter jurisdiction, in any appropriate Texas State or federal court), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action, suit or proceeding relating thereto except in such courts). Each of the parties further agrees to accept service of process in any manner permitted by such courts. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure lawfully to serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(f)            Assignment; Successors. This Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. The registration rights of any Holder with respect to any Registrable Securities shall be transferred to any Person who is the successor, assignee or transferee of such Registrable Securities, provided such successor, assignee or transferee agrees in writing for the benefit of the Company to be bound by all the provisions contained herein.

(g)           Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(h)           Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

(i)            Facsimile Signature. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original for all purposes.

(j)            Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BIOSOURCE AMERICA, INC.

By:	/s/ JD McGraw
Name:
Title:

BIOSOURCE FUELS, LLC

By:	/s/ Jerome King
Name: Jerome King
Title: Representative Kenosha Beef International,
Ltd.
Managing Member